IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written. STATBOFMISSOURI } . }SS: CITY OF ST. LOUIS } LANDLORD: GROVEilLLC, a Missouri limited liability company By:/s/ John Niemi .Authorized Rep Name Title: John Niemi- Before me, a Notary Public in and for said City and Sta�. personally appeared John Niemi , by me known and by me known to be the ·. l.�11-,..zo '-cal"- of Grove II LLC, who acknowledged the execution of the foregoing instrument on behalf of said limited liability company as its free act and deed. WITNESS my hand and Notarial Seal this 1_ day of -= O=eto=be =- r ___ _,. 2015. _/S/ Daniel J. Paterson -- (Printed Signature} [SIGNATURES CONTINUED ON THE FOLLOWING PAGE} -17-

1ENANT: ECLAT PHARMACEUTICALS LLC, a Delaware limited liability company By: /s/ Scott Macke Name: Scott Macke Title: VP, Supply Chain & Operations STAIB OF MISSOURI ) ) SS: COUNTY OF ST. LOUIS ) . B fore me, a Notary Public in and for said Co ty and Stat ed Seo 71' Mad{c,. , by me known to be the VI: �yck41tt � 5ticals LLC, who acknowledged the execution of the foregoing instrument on behai/ of said limited liability company as its free act and deed. WITNESS my hand and Notarial Seal this .Jz!:. day of 0ml36(L 2015. /S/ Linda Horodenski Notary Public Linda Horodenski (Printed Signature) LIN0A HORO0ENSl<I Notary Public, Notary Seal SSttate of Missouri • Louis County My CComm 1 J.181on # I 5636066 omm iN,on Expires June 09, 2019 LINDA HORODl Notary Publlc, Not. State ot Mlssc, St. Louis Cou,.,� Commission # l 5o3c-• • My Commission Expires June '!:: .... � .... •. t-.."i :� �{ <-:� .- ..:,· �-.. -. -18- '

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed on the day and year first written above. STA TE OF MISSOURI ) ) SS: CITY OF ST. LOUIS ) LANDLORD: GROVE II LLC, a Missouri limited liability company Before me, a Notary Public in and for said City and State, personally appeared , by me known and by me known to be the &th.oz.J 51�r:-{ of Grove II LLC,Christopher Pelligreen d the execution of the foregoing instrument on behalf of said limited liability company as its free act and deed. WITNESS my hand and Notarial Seal this �day of ..... tl\,..i......,....,J\,"'------' 2016. Notary Public /s/ Daniel J. Patterson (Printed Signature) ,- OANIELJ. PA1TERSOJ!ai l N�:M= A--'-"'ned tor St \.OIIIS CI\Y 18\,Olllll-.- Cvn\res· Marcil 03, }() My eommlsslon '""N" mber: 14588040 -L eommlsslon u LANDLORD SIGNATURE PAGE TO FIRST AMENDMENT TO LEASE 4 By: /s/ Christopher Pelligreen Name: Christopher Pelligreen Title: Autorized Signor

STATE OF MISSOURI ) ) SS: COUNTY OF ST. LOUIS ) TENANT: ECLA T PHARMACEUTICALS LLC, a Delaware limited liability company Before me, 1 � ,J:l'<]%¥ Public in and for said County and State, personally appeared "/fJ;p/ 7J'l, /( e &nd,lh'f'nYe 'khown to be the c!, ,co of Eel at Pharmaceuticals LLC, who acknowledged the execution of the foregoing instrument on behalf of said limited liability company as its free act and deed. WITNESS my hand and Notarial Seal this --2.__ day of "-1luM/4 .,. , 2016. /s/ Linda Horodenski- . Notary Public Linda Horodenski (Printed Signature) LINDA HORODENSKI Notary Public. Notary Seal State of Missouri St. Louis County Commission # l 5636066 My Commission Expires June 09. 2019 TENANT SIGNATURE PAGE TO FIRST AMENDMENT TO LEASE 5 By: /s/ Michael J. Anderson Name: Michael J. Anderson Title: CEO

IN WITNESS WHEREOF, this Affirmation has been duly executed and delivered as of the date first above written. STATE OF _ __)j_�_O ___ ) I ) SS: coUNTY oFA ,.s s otJ/?../ ) Address for Notices: 33 A venue du Dr. Georges Levy 69693 Venissieux Cedcx, France Facsimile No.: (33)4-72-78-34-35 £:IA ·/ ""Tl.. Before me, a Notary Public in and for jflid c4� nd 4'' personally appeared I r/1 lrlOf/!J:'vTJ , by me known to be thef.:f-CJ1en Un<, of Flame! Technolog·es, acknowl�ged the execution of the foregoing instrument on behalf of said /"/4 le,, act and deed. WITNESS my hand and Notarial Seal this _7__ day of '1Y/ � , 2016. r A, who as its free 1t:5 Notary Public /S/ Linda Horodenski Flamel Technologies, SA By: /s/ Phil Thompson Name: Phil Thompson Title: General Counsel ,, (Printed Signature) LINDA HORODENSKI Notary Public, Notary Seal State of Missouri St. Louis County Commission # 1 5636066 My Commission Expires June 09, 2019 Linda Horodenski

This Section 2.04 shall in no way constitute a consent by Landlord to any holding over by Tenant upon the expiration or earlier termination of this Lease, nor limit Landlord's remedies in such event. ARTICLE 3 - RENT Section 3.01. Base Rent. Tenant shall pay to Landlord the Minimum Annual Rent in the Monthly Rental Installments in advance, without demand, deduction or offset, on the Commencement Date and on or before the first day of each and every calendar month thereafter during the Lease Tenn. The Monthly Rental Installments for partial calendar months shall be prorated. Section 3 .02. Annual Rental Adjustment Definitions. (a) "Annual Rental Adjustment" shall mean the amount of Tenant's Proportionate Share of Operating Expenses for a particular calenruµ- year. (b) "Operating Expenses" shall mean the amount of all of Landlord's costs and expenses paid or incurred in operating, repairing, replacing and maintaining the Building and the Common Areas in good condition and repair for a particular calendar year (including all additional costs and expenses that Landlord reasonably determines that it would have paid or incurred during such year if the Building had been fully occupied), including by way of illustration and not limitation, the following: all property taxes (real and personal), ad valorem taxes, and non-ad valorem taxes; all assessment (including levy district assessments) related to the Building and underlying property; insurance premiums and deductibles; water, sewer, electrical, gas and other utility charges other than the separately billed electrical and other charges paid by Tenant or other tenants in the Building; capital improvements to the extent necessary to comply with applicable law or which reduce any component cost of the Operating Expenses; service and other charges incurred in the repair, replacement, operation and maintenance of the elevators and the heating, ventilation and air-conditioning system; costs associated with providing fitness and/or conference facilities, if any; cleaning and other janitorial services; tools and supplies; repair costs; landscape maintenance costs; access patrols; license, permit and inspection fees; management fees; administrative fees (not to exceed 10% of the Operating Expense excluding such fee); supplies, costs, wages and related employee benefits payable for the management, maintenance and operation of the Building; maintenance, repair and replacement of the driveways, parking and sidewalk areas (including snow and ice removal), landscaped areas, and lighting; maintenance and repair costs, dues, fees and assessments incurred under any covenants, trust indentures or charged by any owners association; and expenses incurred by Landlord related to disputes of any of the foregoing. The cost of any Operating Expenses that are capital in nature shall be amortized over the useful life of the improvement (as reasonably determined by Landlord), and only the amortized portion shall be included in Operating Expenses. (c) "Tenant's Proportionate Share of Operating Expenses" shall mean an amount equal to the product of Tenant's Proportionate Share multiplied by the difference of the Operating Expenses for the applicable calendar year minus the Operating Expenses for the Base Year; provided that such amount shall not be less than zero. All Operating Expenses shall be calculated by Landlord in accordance with generally accepted accounting principles, consistently applied. Section 3 .03. Payment of Additional Rent. (a) Any amount required to be paid by Tenant hereunder (in addition to Minimum Annual Rent) and any charges or expenses incurred by Landlord on behalf of Tenant under the terms of this Lease, except for the Tenant Improvements set forth in Section 2.02, shall be considered "Additional Rent" payable in the same manner and upon the same terms and conditions as the Minimum Annual Rent reserved hereunder, except as set forth herein to the contrary. Any failure on the part of Tenant to pay -3-

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written. STATBOFMISSOURI } . }SS: CITY OF ST. LOUIS } LANDLORD: GROVEilLLC, a Missouri limited liability company By:/S/ John Niemi . Name Title: Authorized Rep. John Niemi- Before me, a Notary Public in and for said City and Sta�. personally appeared John Niemi , by me known and by me known to be the ·. l.�11-,..zo '-cal"- of Grove II LLC, who acknowledged the execution of the foregoing instrument on behalf of said limited liability company as its free act and deed. WITNESS my hand and Notarial Seal this 1_ day of -= O=eto=be =- r ___ _,. 2015. _/s/ Daniel J. Patterson -- (Printed Signature} [SIGNATURES CONTINUED ON THE FOLLOWING PAGE} -17-

1ENANT: ECLAT PHARMACEUTICALS LLC, a Delaware limited liability company By:�� Q.'('r'\� Name: �C,C)"'\"T "'- �� Title: '1f' , Su.�of 5:>tP.1.-J � ()��1ti..U STAIB OF MISSOURI ) ) SS: COUNTY OF ST. LOUIS ) . B fore me, a Notary Public in and for said Co ty and Stat ed Seo 71' Mad{c,. , by me known to be the VI: �yck41tt � 5ticals LLC, who acknowledged the execution of the foregoing instrument on behai/ of said limited liability company as its free act and deed. WITNESS my hand and Notarial Seal this .Jz!:. day of 0ml36(L 2015. Notary Public Linda Horondenski (Printed Signature) LIN0A HORO0ENSl<I Notary Public, Notary Seal SSttate of Missouri • Louis County My CComm 1 J.181on # I 5636066 omm iN,on Expires June 09, 2019 LINDA HORODl Notary Publlc, Not. State ot Mlssc, St. Louis Cou,.,� Commission # l 5o3c-• • My Commission Expires June '!:: .... � .... •. t-.."i :� �{ <-:� .- ..:,· �-.. -. -18- '

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed on the day and year first written above. STA TE OF MISSOURI ) ) SS: CITY OF ST. LOUIS ) LANDLORD: GROVE II LLC, a Missouri limited liability company Before me, a Notary Public in and for said City and State, personally appeared Christopher Pelligreen , by me known and by me known to be the &th.oz.J 51�r:-{ of Grove II LLC,who acknmv�dged the execution of the foregoing instrument on behalf of said limited liability company as its free act and deed. WITNESS my hand and Notarial Seal this �day of ..... tl\,..i......,....,J\,"'------' 2016. Notary Public /s/ Daniel Patterson (Printed Signature) ,- OANIELJ. PA1TERSOJ!ai l N�:M= A--'-"'ned tor St \.OIIIS CI\Y 18\,Olllll-.- Cvn\res· Marcil 03, }() My eommlsslon '""N" mber: 14588040 -L eommlsslon u LANDLORD SIGNATURE PAGE TO FIRST AMENDMENT TO LEASE 4 By: /s/ Christopher Pelligreen Name: Christopher Pelligreen Title: Authorized Signor

STATE OF MISSOURI ) ) SS: COUNTY OF ST. LOUIS ) TENANT: ECLA T PHARMACEUTICALS LLC, a Delaware limited liability company County and State, personally appeared , "/fJ;p/ Michael J. Andersonhown Public to be in the and for c!, ,co said of Eel at Pharmaceuticals LLC, who acknowledged the execution of the foregoing instrument on behalf of said limited liability company as its free act and deed. WITNESS my hand and Notarial Seal this --2.__ day of "-1luM/4 .,. , 2016. /s/ Linda Horodenski- .By: /s/ Michael Anderson Name: Michael J. Anderson Title: CEO Notary Public Linda Horodenski (Printed Signature) LINDA HORODENSKI Notary Public. Notary Seal State of Missouri St. Louis County Commission # l 5636066 My Commission Expires June 09. 2019 TENANT SIGNATURE PAGE TO FIRST AMENDMENT TO LEASE 5

IN WITNESS WHEREOF, this Affirmation has been duly executed and delivered as of the date first above written. STATE OF _ __)j_�_O ___ ) I ) SS: coUNTY oFA ,.s s otJ/?../ ) Address for Notices: 33 A venue du Dr. Georges Levy 69693 Venissieux Cedcx, France Facsimile No.: (33)4-72-78-34-35 £:I · Before me, a Notary Public in and for jflid c4� nd 4'' personally appeared IPhil ThompsonlrlOf/!J:'vTJ , by me known to be thef.:f-CJ1en Un<, of Flame! Technolog·es, acknowl�ged the execution of the foregoing instrument on behalf of said /"/4 le,, act and deed. WITNESS my hand and Notarial Seal this _7__ day of '1Y/ � , 2016. r A, who as its free 1t:5 Notary Public /s/ Linda Horodenski Linda Horodenski ,, (Printed Signature) LINDA HORODENSKI Notary Public, Notary Seal State of Missouri St. Louis County Commission # 1 5636066 My Commission Expires June 09, 2019 FLAMEL TECHNOLOGIES, SA By: /s/ Phil Thompson Name: Phil Thompson Title: General Counsel

SECOND AMENDMENT TO OFFICE LEASE THIS SECOND �NDMENT TO OFFICE LEASE (this "Second Amendmenf') is made and entered into as of May _5_'"\, 221017 ("Effective Date") by and between GROVE Il LLC, a Missouri limited liability company ("Landlord"), and AV ADEL LEGACY PHARMACEUTICALS, LLC, a Delaware limited liability company {"Tenanf'). WHEREAS, Landlord and Tenant entered into that certain Office Lease dated October 5, 2015 and that certain First Amendment to Office Lease dated March 8, 2016 (collectively, the "Lease"); WHEREAS, On February 2, 2017, Tenant changed its name from Eclat Pharmaceuticals LLC to Avadel Legacy Pharmaceuticals, LLC; and WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease; NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby agree and the Lease· is hereby further amended by entering into this Second Amendment. 1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meaning given to them in the Lease. 2. Amendments to the Lease. (a) Subsections (a) through (t) and (h) of Section 1.01 are hereby amended and restated as follows: (a) Leased Premises: (shown outlined on Exhibit A attached hereto): Suite 200 and Suite 190 of the building located at 16640 Chesterfield Grove Road, Chesterfield, Missouri 63005 (the ''Building''). The Leased Premises is comprised of 12,000 rentable square feet within the Building leased effective November 1, 2015 (the "Original Leased Premises"), 5,065 rentable square feet within the Building leased effective May 1, 2016 pursuant to the First Amendment to Office Lease (the "Additional Leased Premises") and 4, 164 rentable square feet within the Building (known as Suite 190) added thereto pursuant to the Second Amendment to Office Lease ("Suite 190"). (b) Rentable Area: 21,229 rentable square feet. The Rentable Area includes the square footage within the Leased Premises plus a pro rata portion of the square footage of the common areas within the Building, as reasonably determined by Landlord. (c) Tenanfs Proportionate Share: 62.61% (d) Lease Tenn: The period from the Commencement Date (as applicable) to and including April 30, 2023, unless sooner terminated or otherwise extended, in each event, pursuant to the terms and conditions of this Lease. (e) Commencement Date: November 1, 2015 with respect to the Original Leased Premises, May 1, 2016 with respect to the Additional Leased Premises and June 1, 2017 with respect to Suite 190

(f) Minimum Annual Rent & Monthly Rental Installment: Period* Year 1 ** Year 2** Year3 Year4 Years Year6 Year7 Minimum Annual Rent/RSF $23.50/RSF $24.00/RSF $24.50/RSF $25.00/RSF $25.50/RSF $26.00/RSF $26.50/RSF Monthly Rental Installment $33,418.96 $42,458.00 $43,342.54 $44,227.08 $45,111.63 $45,996.17 $46,880.71 *Year 1 and each subsequent year listed above shall commence on May 1 and terminate immediately prior to each anniversary thereof (April 30). ** The Monthly Rental Installment for Year 1 shown above excludes Suite 190, which was leased after the conclusion ofY ear 1. The Monthly Rental Installment for Year 2 shown above includes Suite 190; the Monthly Rental Installment for the period of Year 2 prior to the Commencement Date applicable to Suite 190 shall be $34,130.00 (h) Security Deposit: $66,837.92 ($47,000.00 paid upon execution of the Office Lease and $19,837 .92 paid upon execution of the First Amendment to Office Lease). The Security Deposit shall apply to the entirety of the Leased Premises. (b) The following is hereby inserted as Section 1.03: Section 1.03. Lease of Storage Space. Effective on the Commencement Date applicable to Suite 190 for the remainder of the Lease Tenn, Tenant does hereby lease Storage Room 9 on the third floor of the Building (the "Storage Room"). Landlord's obligations under the Lease shall not apply to the Storage Room and the Storage Room is delivered and accepted by Tenant in "as is," "where is" condition and Landlord makes no representations or warranties with respect thereto. Tenant shall assume all maintenance, up keep and regulatory requirements related thereto (including permitting and inspections of the dumb waiter) at Tenant's sole cost and expense. (c) Section 2.01 is hereby amended and restated as follows: Section 2.01. Tenn. The Lease Tenn shall commence as of November 1, 2015 with respect to the Original Leased Premises, as of May 1, 2016 with respect to the Additional Leased Premises and as of June 1, 2017 with respect to Suite 190. (d) Section 5.03 is hereby amended and restated as follows: Section 5.03. Parking. Tenant may utilize up to a maximum of 65 parking spaces in the parking lot adjacent to the Building at no additional cost to Tenant. Only one (1) vehicle shall be parked in each space at any one time. ( e) Exhibit A to the Lease is hereby deleted and replaced with Exhibit A attached hereto. (f) Section 2 of Exhibit B to the Lease is hereby amended and restated as follows: 2

2. Scope of Work. Landlord and Tenant agree and acknowledge that the work to be completed in the Original Leased Premises and the Additional Leased Premises has been completed. With respect to Suite 190, Landlord shall complete the following work: • Install key fob system at the lobby door to Suite 190 compatible with the existing system of the Original Leased Premises. • Eliminate I office (shown as ''K" the drawing provided to Tenant on April 27, 2017) by removing 2 existing walls adjacent thereto. • Replace carpet in Suite 190. • Clean tile in break area. • Patch and paint existing and new drywall surfaces in Suite 190. • All work related to any security fencing, separate card access or security system or data and voice lines and connections in Suite 190 shall be completed by Tenant at its sole cost and expense. 3. Brokerage Commissions. Landlord and Tenant hereby represent and warrant to each other that it has not dealt with any broker or agent in connection with the negotiation of this transaction and that no brokerage commissions would be due as a result of the execution of this Second Amendment. Landlord and Tenant shall indemnify, defend and hold the other from any and all . liability for the breach of this representation and warranty on its part and shall pay any compensation to any broker or person who may be entitled thereto in connection with this Second Amendment. 4. Tenant's Representations. The undersigned represents to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Second Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Second Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. 5. Incorporation. This Second Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect. 6. Governing Law. This Second Amendment shall be governed in accordance with the laws of the State of Missouri. 7. Electronic Signatures and Counterparts. For purposes of executing this Second Amendment, a document (or signature page thereto) signed and transmitted by facsimile machine or other electronic format is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the documents transmitted is to be considered to have the same binding effect as an original signature on an original document. This Agreement may be executed by the parties on any number of separate counterparts, and all such counterparts so executed constitute one agreement binding on all the parties notwithstanding that all the parties are not signatories to the same counterpart. [SIGNATURE PAGE FOLLOWS] 3

IN WTINESS WHEREOF, the parties have caused this Second Amendment to be executed on the day and year Second written above. STATE OF MISSOURI ) ) SS: CITY OF ST. LOUIS ) LANDLORD: GROVE II LLC, a Missouri limited liability company Before me, a Notary . Public in and for said City and State, personally appeared ::k.M John Niemi , by me known and by me known to be the A�•<iz.d kv. of Grove II LLC, who acknowledged the execution of the foregoing instrument on behalf of said limited liability company as its free act and deed. WI1NESS my hand and Notarial Seal this 5#1. day of �M..:..:et.�'11------"' 2017. (Printed Signature) LANDLORD SIGNATURE PAGE TO SECOND AMENDMENT TO LEASE 4 By: /s/ John Niemi Name: John Niemi Title: Authorized Rep. Daniel J. Patterson Notary Public /s/ Daniel Patterson

STATE OF MISSOURI ) ) SS: COUNTY OF ST. LOUIS ) TENANT: AV ADEL LEGACY PHARMACEUTICALS, LLC 1i { -..Before me, a Notary Public in anci for sa.idf\�o;J' and State, personally appeared \_l'\1 IV\��. by me known to be the G-t.1A"4'7( \ Ult"l of Avadel Legacy Pharmaceuticals, LLC, who7cOWiedged the execution of the foregoing instrument on behalf of said corporation as its free act and deed. �ffl � WITNESS my hwid and Notarial Seal this _.fJ__ day o' : 7: �6 ' Notary Public L/�J/o�-(Printed Signature) LINDA HORODENSKI Notary Public, Notary Seal State of Missouri St. Louis County Commission # 1 5636066 My Commission Expires June 09, 2019 TENANT SIGNATURE PAGE TO SECOND AMENDMENT TO LEASE 5 Linda Horodenski /s/ Linda Horodenski May, 2017 By: /s/ Phil Thompson Name: Phil Thompson Title: SVP, General Counsel

THIRD AMENDMENT TO OFFICE LEASE THIS THIRD AMENDMENT TO OFFICE LEASE (this "Third Amendment") is made and entered into as of March 22, 2018 ("Effective Date") by and between GROVE II LLC, a Missouri limited liability company ("Landlord"), and AVADEL MANAGEMENT CORPORATION, a Delaware corporation. WHEREAS, Landlord and Eclat Pharmaceuticals, LLC entered into that certain Office Lease ("Office Lease") dated October 5, 2015 and that certain First Amendment to Office Lease dated March 8, 2016 ("First Amendment"); WHEREAS, On February 2, 2017, Eclat Pharmaceuticals LLC changed its name from Eclat Pharmaceuticals LLC to A vadel Legacy Pharmaceuticals, LLC; WHEREAS, on May 5, 2017, Landlord and A vadel Legacy Pharmaceuticals, LLC entered into that Second Amendment to Office Lease dated May 5, 2017 ("Second Amendment") (The Office Lease, First Amendment and Second Amendment are, collectively, the "Lease"); WHEREAS, Avadel Legacy Pharmaceuticals, LLC, has requested that it be permitted to assign the Lease to a related entity, Avadel Management Corporation ("Tenant"), and Landlord has consented to such assignment; WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease; and, NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby agree and the Lease is hereby further amended by entering into this Third Amendment. 1. 2. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meaning given to them in the Lease. Amendments to the Lease. A. Subsections (a) through (f) and (h) of Section 1.01 are hereby amended and restated as follows: (a) Leased Premises: (shown outlined on Exhibit A attached hereto): Suite 200, Suite 190 and Suite 100 of the building located at 16640 Chesterfield Grove Road, Chesterfield, Missouri 63005 (the "Building"). The Leased Premises is comprised of (i) 12,000 rentable square feet within the Building leased effective November 1, 2015 (the "Original Leased Premises"); (ii) 5,065 rentable square feet within the Building leased effective May I, 2016 · pursuant to the First Amendment (the "Additional Leased Premises"); (iii) 4,164 rentable square feet within the Building (known as Suite 190) added thereto pursuant to the Second Amendment ("Suite 190"), and (iv) 3,007 rentable square feet within the building (known as Suite 100) added thereto pursuant to the Third Amendment ("Suite 100"). (b) Rentable Area: 24,236 rentable square feet. The Rentable Area includes the square footage within the Leased Premises plus a pro rata portion of the square footage of the common areas within the Building, as reasonably determined by Landlord.

(c) Tenant's Proportionate Share: 71.47% (d) Lease Term: The period from the Commencement Date (as applicable) to and including April 30, 2025, unless sooner terminated or otherwise extended, in each event, pursuant to the terms and conditions of this Lease. (e) Commencement Date: November 1, 2015 with respect to the Original Leased Premises; May 1, 2016 with respect to the Additional Leased Premises; June 1, 2017 with respect to Suite 190; and May 1, 2018 with respect to Suite 100. (f) Minimum Annual Rent & Monthly Rental Installment beginning May 1, 2018: Period Minimum Annual Rent/RSF Monthly Rental Installment Year l $22.50 $45,442.50 (5/1/2018 - 4/30/2019) Year 2 $23.00 $46,452.33 ' (5/1/2019 - 4/30/2020) Year 3 $23.50 $47,462.17 (5/1/2020 - 4/30/2021) Year4 $24.00 $48,472.00 (5/1/2021 - 4/30/2022) Year 5 $24.50 $49,481.83 (5/1/2022 - 4/30/2023) Year 6 $25.00 $50,491 .67 (5/1/2023 - 4/30/2024) Year7 $25.50 $51,501.50 (5/1/2024 - 4/30/2025) (h) Security Deposit: $66,837.92 ($47,000.00 paid upon execution of the Office Lease and $19,837.92 paid upon execution of the First Amendment to Office Lease). The Security Deposit shall apply to the entirety of the Leased Premises. B. The following is hereby inserted as Section 1.03: 2

Section 1.03. Lease of Storage Space. Effective on the Commencement Date applicable to Suite 190 for the remainder of the Lease Term, Tenant does hereby lease Storage Room 9 on the third floor of the Building (the "Storage Room"). Landlord' s obligations under the Lease shall not apply to the Storage Room and the Storage Room is delivered and accepted by Tenant in "as is," "where is" condition and Landlord makes no representations or warranties with respect thereto. Tenant shall assume all maintenance, upkeep and regulatory requirements related thereto (including permitting and inspections of the dumb waiter) at Tenant' s sole cost and expense. C. Section 2.01 is hereby amended and restated as follows: Section 2.01. Term. November 1, 2015 with respect to the Original Leased Premises; May 1, 2016 with respect to the Additional Leased Premises; June 1, 2017 with respect to Suite 190; and May 1, 2018 with respect to Suite 100. D. Section 5.03 is hereby amended and restated as follows: E. F. Section 5.03. Parking. Tenant may utilize up to a maximum of 74 parking spaces in the parking lot adjacent to the Building at no additional cost to Tenant. Only one (1) vehicle shall be parked in each space at any one time. Exhibit A to the Lease is hereby deleted and replaced with Exhibit A attached hereto. Section 2 of Exhibit B to the Lease is hereby amended and restated as follows: 2. Scope of Work. Landlord and Tenant agree and acknowledge that the work to be completed in the Original Leased Premises, the Additional Leased Premises, and Suite 190 has been completed. With respect to Suite 100, Landlord shall complete the following work: (a) Landlord will provide door access fob system at the suite door in the lobby compatible with the existing system of the Existing Premises ("Fob System"); (b) Tenant will be granted a tenant improvement allowance in the amount of $23,454 ("Tl Allowance") toward Tenant Improvements requested in the attached proposal from VSP Construction Services, Inc., dated February 23, 2018 or as may be thereafter amended by mutual agreement of the parties ("VSP Scope of Work"); (c) Other than the Fob System and TI Allowance of $23,454 described above, Tenant will be responsible for the cost of any and all work, Tenant Improvements or expenses relating to the lease of Suite 100, including but not limited to the cost of any items in the VSP Scope of Work in excess of the TI Allowance of $23,454. (d) Additional conditions for Improvements: (1) The foregoing shall be subject to modifications by Landlord ' s architect and subject to approval and inspection by applicable municipal and County authorities. (2) Landlord ' s improvements will not include any security fencing, separate card access systems or data/voice cables. 3

3. Brokerage Commissions. Tenant hereby represents and warrants to Landlord that it has not dealt with any broker or agent in connection with the negotiation of this transaction and that no brokerage commissions would be due on Tenant's behalf as a result of the execution of this Third Amendment. On its part, Landlord shall pay any compensation to any broker or person who may be entitled to the same from Landlord in connection with this Third Amendment. Landlord and Tenant shall indemnify, defend and hold the other from any and all liability for the breach of this representation and warranty. 4. Tenant' s Representations. The undersigned represents to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Third Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Third Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. 5. Affirmation of Lease Guaranty. Contemporaneously with the execution of this Third Amendment, A vadel Pharmaceuticals pie, shall execute the Affirmation of Lease Guaranty attached hereto and incorporated as Exhibit D to the Lease. 6. Incorporation. This Third Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect. 7. Governing Law. This Third Amendment shall be governed in accordance with the laws of the State of Missouri. 8. Electronic Signatures and Counterparts. For purposes of executing this Third Amendment, a document (or signature page thereto) signed and transmitted by facsimile machine or other electronic format is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the documents transmitted is to be considered to have the same binding effect as an original signature on an original document. This Agreement may be executed by the parties on any number of separate counterparts, and all such counterparts so executed constitute one agreement binding on all the parties notwithstanding that all the parties are not signatories to the same counterpart. [SIGNATURE PAGE FOLLOWS] 4

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed on the day and year first written above. STATE OF MISSOURI ) ) SS: CITY OF ST. LOUIS ) LANDLORD: GROVE II LLC, a Missouri limited liability company C -°Before me, a Notary Public in and for said City 11an� State, personally appeared� kl(�_r<e�Y'\., by me known and by me known to be theaJ<\h<:lr\'l.c;,.9 "''f. of Grove II LLC, who acknowledged the execution of the foregoing instrument on behalf of said limited liability company as its free act and deed. WITNESS my hand and Notarial Seal this J� day of /YI_ a.� � , 2018. KAMERON WA'JE MURPHY Notary Puolic - Notary Seal St Louis City - State of M:ss oun C�mm,ss,on Number 1B177250 My Comm1ssIon Exo1res Feb 12. 2022 /S/ Kameron Murphy Kameron Murphy (Printed Signature) By: /s/ Christopher Pelligreen Name: Christopher W. Pelligreen Title: Authorized Rep. LANDLORD SIGNATURE PAGE TO THIRD AMENDMENT TO LEASE 5

STATE OF MISSOURI ) ) SS: COUNTY OF ST. LOUIS ) TENANT: By: /s/ Phillandas Thompson Name: Phillandas Thompson Title: SVP, General Counsel � Before me, a Notary Public in and for said County and State, personally appeared IU,{--"-----''"'--"'--,.,..::.,,._..�-• by me known to be the 5 ii f> 6-C of Avadel Management Corporation, oackniect;(d the execution of the foregoing insirument on behalf of said corporation as its free act and deed. WITNESS my hand and Notarial Seal this 'J:J..._ day of 'tlkJ.A,,,/,,., , 2018. /s/ Linda Horodenski Notary Public J Linda Horodenski (Printed Signature) TENANT SIGNATURE PAGE TO THIRD AMENDMENT TO LEASE 6